                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                               __________________

                                 FORM 8-K12G3

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  January 8, 1999


                             CENTRAL BANCORP, INC.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)


       Massachusetts           Requested upon filing       04-3447594
---------------------------    ---------------------   ------------------
State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)            File Number)        Identification No.)

      399 Highland Avenue, Somerville, Massachusetts        01144
   -------------------------------------------------   --------------
         (Address of principal executive offices)        (Zip code)


      Registrant's telephone number, including area code:  (617) 628-4000
                                                           --------------


                                Not Applicable
              -------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

     On January 8, 1999, the Registrant completed the acquisition of Central Co-operative Bank (the "Bank") pursuant to a Plan of Reorganization and Acquisition, dated August 13, 1998, pursuant to which the Bank became a wholly owned subsidiary of the Registrant, a newly formed holding company incorporated by the Bank for that purpose. Under the terms of the Plan of Reorganization and Acquisition, each outstanding share of the common stock, $1.00 par value per share, of the Bank (the "Bank's Common Stock") was converted into one share of the common stock, $1.00 par value per share, of the Registrant (the "Common Stock") and the former holders of the Bank's Common Stock became the holders of all the outstanding Common Stock. The Registrant has thereby become the successor issuer to the Bank.

DESCRIPTION OF CAPITAL STOCK

     The Articles of Organization of the Registrant authorize the issuance of up to 15,000,000 shares of Common Stock and up to 20,000,000 shares of serial preferred stock, $1.00 par value per share. Effective upon consummation of the holding company reorganization there were 1,965,000 shares of Common Stock outstanding. Each share of the Common Stock has the same relative rights and is identical in all respects with every other share of Common Stock.

COMMON STOCK

     Voting Rights. The holders of the Common Stock possess exclusive voting rights in the Registrant, except to the extent that shares of serial preferred stock issued in the future may have voting rights, if any. Each holder of shares of the Common Stock is entitled to one vote for each share held of record on all matters submitted to a vote of holders of shares of the Common Stock, without any right to cumulate voting in the election of directors.

     The Articles of Organization of the Registrant require the holders of at least two-thirds of the Registrant's outstanding shares of voting stock to approve certain "Business Combinations," as defined therein, and related transactions. The approval of the holders of at least two-thirds of the outstanding voting stock of the Registrant is required in connection with any such transaction involving a "Related Person," except in cases where the proposed transaction has been approved in advance by a majority of those members of the Registrant's Board of Directors who were directors prior to the time when the "Related Person" became a "Related Person" and are unaffiliated with the "Related Person." The term "Related Person" is defined to include any individual, corporation, partnership or other entity which together with its affiliates owns beneficially or controls, directly or indirectly, 10% or more of the outstanding shares of voting stock of the Registrant. These provisions apply to any "Business Combination" which is defined to include (1) any merger or consolidation of the Registrant with or into any Related Person; (2) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage, or any other security device, of all or any substantial part of the assets of the Registrant (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a "Related Person" (the term "substantial part" is defined to include more than 25% of the fair market value of the Registrant's total assets as of the end of its most recent fiscal year); (3) any merger or consolidation of a "Related Person" with or into the Registrant or a subsidiary of the Registrant; (4) any sale, lease, exchange, or transfer or other disposition of all or a substantial part of the assets of a "Related Person" to the Registrant or a subsidiary of the Registrant; (5) the issuance of any securities of the Registrant or a subsidiary of the Registrant to a Related Person; (6) the acquisition by the Registrant or a subsidiary of the Registrant of any securities of the "Related Person"; (7) any reclassification of the Common Stock or any recapitalization involving Stock; and (8) any agreement, contract or other arrangement providing for any of the previously described transactions.

     Amendments to certain provisions of the Registrant's Articles of Organization require the affirmative vote of at least two-thirds of the outstanding shares entitled to vote thereon.

     Amendments to the Registrant's Bylaws require the affirmative vote of at least two-thirds of the outstanding shares entitled to vote thereon. Additionally, the Bylaws may be amended by the Registrant's Board of Directors upon the affirmative vote of not less than two-thirds of the directors then in office.

     Limitations on Actions by Stockholders. The Registrant's Articles of Organization provide that special meetings of the stockholders may only be called by the Board of Directors, the President or a duly constituted committee of the board, and no action may be taken by consent of the stockholders without a meeting, unless all of the stockholders entitled to vote on the matter consent in writing and the written consents are filed with the records of the meetings of stockholders. The Articles of Organization provide that stockholder nominations for directors must be delivered to the Clerk of the Registrant, not less than 30 nor more than 60 days prior to a meeting of stockholders to elect directors.

     Classified Board of Directors. The Articles of Organization of the Registrant provide for a classified Board of Directors, consisting of three substantially equal classes of directors, each serving for a three-year term.

     Removal of Directors. The Registrant's Articles of Organization provide generally that a director may be removed for cause as defined therein only by the affirmative vote of the holders of at least two-thirds of the outstanding shares of stock entitled to vote generally in the election of directors at a meeting of stockholders called for that purpose.

     Dividends. The Registrant may, from time to time, declare dividends out of funds legally available therefor to the holders of the Common Stock who will be entitled to share equally in any such dividends.

     Preemptive Rights. The stockholders of the Registrant will not have preemptive rights.

     Liquidation. In the event of any liquidation, dissolution or winding up of the Registrant, each holder of shares of the Common Stock would be entitled to receive, after payment of all debts and liabilities of the Registrant, a pro rata portion of the remaining assets of the Registrant available for distribution, in cash or in kind, to holders of the Common Stock. If any shares of serial preferred stock are issued, the holders thereof may have a priority in liquidation or dissolution over the holders of the Common Stock.

     Rights Plan.   On January 8, 1999 the Board of Directors of the Registrant
adopted and approved a substantially identical rights agreement ("Rights Agreement") to that of its wholly-owned subsidiary Central Co-Operative Bank's rights agreement, under which a dividend was declared of one right (the "Right") for each share of Common Stock outstanding as of the close of business on January 8, 1999 (the "Record Time"), as well as, for those newly issued shares
of Common Stock after the Record Time.   Each Right entitles the holder of
Common Stock to purchase, after the "Separation Time" (generally the tenth day following the date on which any person commences a tender or exchange offer in which such person becomes an "acquiring person" or such later date as the Board of Directors may fix by resolution adopted prior to the Separation Time), one share of Common Stock at the exercise price of $22.00. The Right may be exercised upon (i) a public announcement by the Registrant or by a Schedule 13D filed with the SEC that a person has become an "Acquiring Person" (generally defined as any person who has acquired 10% or more of the outstanding shares of Common Stock) or (ii) the date the Registrant announces that a person acquiring Common Stock is an "Adverse Person" (generally, a person who becomes the owner of 10% or more of the outstanding shares of Common Stock and the Board of Directors determines by a majority vote that such acquisition of Common Stock is likely to have an adverse material impact upon the Registrant). Under the Rights Agreement the Board of Directors may approve, by majority vote, the acquisition of Common Stock by a person acquiring up to 10% of Common Stock without triggering the Rights. There is no monetary value presently assigned to the Rights, except for a redemption value of $.01 per share, and the Rights do not trade separately from the share of the Common Stock. The Rights Agreement may have a certain antitakeover effect, although it is not intended to preclude any prospective offer for all outstanding shares of Common Stock at a fair price and otherwise in the best interest of the Registrant and its stockholders as determined by the Board of Directors. The Rights Agreement will expire in October of 2001.

     Other Characteristics. The Common Stock is not subject to call for redemption, and, assuming receipt of sufficient consideration by the Registrant, the shares of the Common Stock are fully paid and nonassessable.

     Transfer Agent and Registrar. Registrar and Transfer Company acts as transfer agent and registrar for the Common Stock.

SERIAL PREFERRED STOCK

     The Board of Directors of the Registrant is authorized to issue up to 5,000,000 shares of preferred stock (which may be issued in series) and to fix the powers, designations and preferences, or other rights, of the shares of each series and the qualifications, limitations and restrictions thereof. Each share of each series of serial preferred stock must have the same relative rights as and be identical in all respects with all the other shares of the same series. The serial preferred stock may rank prior to the Common Stock as to dividend rights, liquidation preferences, or both, and may have full or limited voting rights (including multiple voting rights and voting rights as a class), and may be convertible into shares of Common Stock. None of the 5,000,000 authorized shares of serial preferred stock of the Registrant has been issued.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

     Listed below are the financial statements filed as a part of this report.

     (a)(1)  Financial Statements of Business Acquired.

             Independent Auditors' Report

             Consolidated Balance Sheets as of March
             31, 1998 and 1997

             Consolidated Statements of Income for the Fiscal Years Ended March 31, 1998, 1997 and 1996

             Consolidated Statements of Cash Flows for the Fiscal Years Ended March 31, 1998, 1997 and 1996

             Consolidated Statements of Changes in Stockholders'
             Equity for the Fiscal Years Ended March 31, 1998, 1997
             and 1996

             Notes to Consolidated Financial Statements for the Fiscal Years Ended March 31, 1998, 1997 and 1996

             Consolidated Balance Sheets as of March 31, 1998 and the Six Months Ended September 30, 1998 (unaudited)

             Consolidated Statements of Income for the Three and Six Month Periods Ended September 30, 1998 and 1997 (unaudited)

             Consolidated Statements of Cash Flows for the Six
             Month Periods Ended September 30, 1998 and 1997
             (unaudited)

             Consolidated Statements of Changes in Stockholders'
             Equity for and the Six Month Periods Ended September 30, 1998 and 1997 (unaudited)

             Notes to Consolidated Financial Statements for the
             Six Month Periods Ended September 30, 1998 and 1997
             (unaudited)

     Prior to the consummation of the holding company reorganization, the Registrant did not have any significant assets or liabilities. Accordingly no financial statements of the Registrant are presented and the pro forma consolidated financial statements of the Registrant would reflect no material differences from the consolidated financial statements of the Bank for the years ended March 31, 1998, 1997 and 1996 and the six months ended September 30, 1998 set forth below.

INDEPENDENT AUDITORS' REPORT

   The Board of Directors and Stockholders
   Central Co-operative Bank

   We have audited the accompanying balance sheets of Central Co-operative Bank as of March 31, 1998 and 1997, and the related statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended March 31, 1998. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audits.
       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
       In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Central Co-operative Bank as of March 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended March 31, 1998, in conformity with generally accepted accounting principles.

                                             /s/ KPMG Peat Marwick LLP


   Boston, Massachusetts
   April 28, 1998

                                Balance Sheets

                                                                                    March 31,
                                                                              ---------------------
(In Thousands)                                                                  1998         1997
---------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                       $  5,718    $   3,995

Short-term investments                                                           3,321        3,038
Investments available for sale:
  Investment securities (amortized cost of $23,536 in
    1998 and $35,815 in 1997) (notes 3 and 13)                                  24,524       36,030
  Mortgage-backed securities (amortized cost of $45,263 in
    1998 and $28,180 in 1997) (note 3)                                          45,182       27,809
Investments held to maturity:
  Investment securities (market value of $3,963 in
    1998 and $3,846 in 1997) (notes 3 and 13)                                    4,000        4,000
Stock in Federal Home Loan Bank of Boston, at cost (note 9)                      3,150        2,332
The Co-operative Central Bank Reserve Fund (note 10)                             1,576        1,576
                                                                              ---------------------
    Total investments                                                           81,753       74,785
                                                                              ---------------------
Loans:
  Mortgage loans (notes 4 and 6)                                               277,025      229,716
  Other loans (notes 5 and 6)                                                    4,699        5,219
                                                                              ---------------------
                                                                               281,724      234,935
  Less allowance for loan losses (note 7)                                        2,886        2,900
                                                                              ---------------------
    Net loans                                                                  278,838      232,035
                                                                              ---------------------

Accrued interest receivable                                                      1,910        1,909
Real estate acquired by foreclosure, net (note 8)                                   --           13
Office properties and equipment, net (note 11)                                   2,942        2,873
Deferred tax asset, net (note 14)                                                1,286        1,261
Goodwill, net                                                                    3,384        3,672
Other assets                                                                       232          407
                                                                              ---------------------
    Total assets                                                              $376,063     $320,950
                                                                              =====================

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Deposits (note 12)                                                          $276,364     $259,093
  Advances from Federal Home Loan Bank of Boston (note 13)                      59,000       25,000
  Advance payments by borrowers for taxes and insurance                          1,229        1,124
  Accrued interest payable                                                         483          316
  Accrued income taxes (note 14)                                                 1,053          771
  Accrued expenses and other liabilities                                         1,148        1,101
                                                                              ---------------------
    Total liabilities                                                          339,277      287,405
                                                                              ---------------------

Commitments and contingencies (notes 11, 15 and 18)

Stockholders' equity (notes 16 and 17):
  Preferred stock $1.00 par value; authorized
    5,000,000 shares; none issued or outstanding                                    --           --
  Common stock $1.00 par value; authorized 15,000,000 shares;
    issued and outstanding, 1,965,000 shares                                     1,965        1,965
  Additional paid-in capital                                                    11,159       11,159
  Retained income                                                               23,841       21,423
  Unearned compensation - ESOP (note 17)                                          (723)        (846)
  Unrealized gain(loss) on securities available for sale, net of tax
  (note 3)                                                                         544         (156)
                                                                              ---------------------
    Total stockholders' equity                                                  36,786       33,545
                                                                              ---------------------
    Total liabilities and stockholders' equity                                $376,063     $320,950
                                                                              =====================

See accompanying notes to financial statements.

                                   Statements of Income

                                                        Fiscal Years Ended  March 31,
                                                 ------------------------------------------
(In Thousands, Except Per Share Data)                   1998          1997          1996
-------------------------------------------------------------------------------------------
Interest and dividend income:
  Mortgage loans                                        $19,326       $17,917       $17,124
  Other loans                                               444           469           517
  Short-term investments                                    251           262           383
  Investment securities                                   2,443         3,400         4,147
  Mortgage-backed securities                              2,659         1,150           762
  Co-operative Central Bank Reserve Fund                     99           111           113
                                                 ------------------------------------------
    Total interest and dividend income                   25,222        23,309        23,046
                                                 ------------------------------------------
Interest expense:
  Deposits                                               11,084        10,182        10,666
  Advances from Federal Home Loan Bank of Boston          2,440         1,504         1,305
                                                 ------------------------------------------
    Total interest expense                               13,524        11,686        11,971
                                                 ------------------------------------------

    Net interest and dividend income                     11,698        11,623        11,075
Provision for loan losses (note 7)                           --            --           120
                                                 ------------------------------------------
    Net interest and dividend income after
      provision for loan losses                          11,698        11,623        10,955
                                                 ------------------------------------------
Non-interest income:
  Deposit service charges                                   493           525           618
  Net gains from sales of investment and
    mortgage-backed securities (note 3)                   1,051            48           197
  Other income                                              270           315           532
                                                 ------------------------------------------
    Total non-interest income                             1,814           888         1,347
                                                 ------------------------------------------
Operating expenses:
  Salaries and employee benefits                          4,200         4,300         4,504
  Occupancy and equipment (note 11)                       1,195         1,236         1,539
  Data processing service fees                              397           375           440
  Professional fees                                         900           825         1,060
  Foreclosure expenses, net                                   2           125           234
  Goodwill amortization                                     288           288           288
  Restructure expenses (note 2)                              --            --           560
  Other expense                                           1,489         1,837         2,041
                                                 ------------------------------------------
    Total operating expenses                              8,471         8,986        10,666
                                                 ------------------------------------------

    Income before income taxes                            5,041         3,525         1,636

Income tax expense                                        1,994           688           410
                                                 ------------------------------------------
      Net income                                        $ 3,047       $ 2,837       $ 1,226
                                                 ==========================================

Earnings per common share (note 1)                        $1.57         $1.46         $0.64
                                                 ==========================================
Earnings per common share, assuming dilution
 (note 1)                                                 $1.56         $1.46         $0.64
                                                 ==========================================
Weighted average common shares outstanding
 (note 1)                                                 1,937         1,937         1,924

Weighted average common shares outstanding,
  assuming dilution (note 1)                              1,948         1,940         1,926

See accompanying notes to financial statements.

                                                  Statements of Cash  Flows

                                                                                    Fiscal Years Ended  March 31,
                                                                              ---------------------------------------
(In Thousands)                                                                      1998          1997         1996
---------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
  Net income                                                                      $   3,047      $  2,837    $  1,226
  Adjustments to reconcile net income  to
    net cash provided by operating activities:
      Depreciation and amortization                                                     447           467         503
      Amortization of premiums, fees and discounts                                      209            18          69
      Amortization of goodwill                                                          288           288         288
      Provision for  loan losses                                                         --            --         120
      (Increase)decrease in deferred tax asset                                         (388)          257        (558)
      Net gains from sales of investment and mortgage-backed securities              (1,051)          (48)       (197)
  Proceeds from sales of loans                                                          193         1,160       1,047
  Proceeds from sales of real estate acquired by foreclosure                            141         1,916       2,122
  (Increase)decrease in accrued interest receivable                                      (1)          (43)         51
  Decrease in other assets                                                              175             9         298
  Increase(decrease) in advance payments by borrowers
    for taxes and insurance                                                             105           171        (103)
  Increase(decrease) in accrued interest payable                                        167            60         (59)
  Increase(decrease) in accrued income taxes                                            282          (515)        964
  Increase(decrease) in accrued expenses and other liabilities                           47        (1,173)      1,273

                                                                               --------------------------------------
        Net cash provided by operating activities                                     3,661         5,404       7,044
                                                                               --------------------------------------

Cash flows from investing activities:
   Principal collected on loans                                                      62,384        38,457      35,336
   Loan originations                                                               (109,736)      (60,692)    (39,291)
   Principal payments on mortgage-backed securities, held to maturity                    --            --         161
   Principal payments on mortgage-backed securities, available for sale              12,454         2,709       1,586
   Purchase of mortgage-backed securities, available for sale                       (29,528)      (21,745)     (8,980)

   Proceeds from sales of mortgage-backed securities, available for sale                 --         3,872       8,066
   Purchase of investment securities, available for sale                             (3,915)      (12,479)    (23,054)
   Proceeds from sales of investment securities, available for sale                   3,955        17,112       9,635
   Maturities of investment securities, held to maturity                                 --         1,650       4,113
   Maturities of investment securities, available for sale                           13,300        11,400      23,690
   Net (increase)decrease in short-term investments                                    (283)        6,745      (4,835)
   Purchase of stock in Federal Home Loan Bank of Boston                               (818)           --          --
   Purchase of premises and equipment, net                                             (516)         (476)       (489)
                                                                               --------------------------------------
     Net cash (used in) provided by investing activities                            (52,703)      (13,447)      5,938
                                                                               --------------------------------------
                                  (Continued)

                           Statements of Cash  Flows
                                  (Continued)

                                                                                   Fiscal Years Ended  March 31,
                                                                                 ------------------------------------
(In Thousands)                                                                       1998          1997        1996
---------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Net increase(decrease) in deposits                                               17,271         1,997      (4,025)
   Proceeds from advances from FHLB of Boston                                       95,000        28,000          --
   Payments on advances from FHLB of Boston                                        (61,000)      (21,000)    (10,000)
   Proceeds from exercise of stock options                                              --            --         363
   Payments of dividends on common stock                                              (629)         (315)         --
   Increase in common stock acquired for ESOP                                           --            --        (280)
   Amortization of unearned compensation - ESOP                                        123            96          96
                                                                             ---------------------------------------
     Net cash provided by (used in) financing activities                            50,765         8,778     (13,846)
                                                                             ---------------------------------------

     Net increase(decrease) in cash and due from banks                               1,723           735        (864)
     Cash and due from banks at beginning of year                                    3,995         3,260       4,124
                                                                             ---------------------------------------
     Cash and due from banks at end of year                                      $   5,718      $  3,995    $  3,260
                                                                             =======================================

Supplemental disclosure of cash flow information:
  Cash paid during the fiscal year for:
    Interest                                                                     $  13,357      $ 11,626    $ 12,030
    Income taxes                                                                     2,100           946           2

Schedule of noncash investing activities:
  Transfer of investments and mortgage-backed securities from
    held to maturity to available for sale                                       $        --    $     --    $ 43,040
  Transfer of mortgage loans to real estate acquired  by foreclosure                   128           391         923


See accompanying notes to financial statements.

                                 Statements of Changes in Stockholders' Equity
                                                 (In Thousands)

                                                                                                       Unrealized
                                                                                                       Gain (Loss)
                                                                                                      on Securities
                                                 Common Stock   Additional               Unearned       Available        Total
                                                  Par Value       Paid-in   Retained   Compensation     for sale      Stockholders'
                                                $1.00 per share   Capital    Income      - ESOP       Net of Taxes       Equity
                                            --------------------------------------------------------------------------------------
  Balance at March 31, 1995                          $1,917       $10,844    $17,675      $( 758)        $( 572)           $29,106

  Net income                                             --            --      1,226          --             --              1,226

  Proceeds from exercise of stock options                48           315         --          --             --                363

  Common stock acquired for ESOP                         --            --         --        (280)            --               (280)

  Amortization of unearned
    compensation - ESOP                                  --            --         --          96             --                 96

 Change in unrealized gain
    on securities available for sale, net
     of taxes                                            --            --         --          --            573                573
                                            --------------------------------------------------------------------------------------
  Balance at March 31, 1996                           1,965        11,159     18,901        (942)             1             31,084

  Net income                                             --            --      2,837          --             --              2,837

  Dividends paid ($0.16 per share)                       --            --       (315)         --             --               (315)

  Amortization of unearned
    compensation - ESOP                                  --            --         --          96             --                 96

 Change in unrealized loss
    on securities available for sale, net
     of taxes                                            --            --         --          --           (157)              (157)
                                            --------------------------------------------------------------------------------------
  Balance at March 31, 1997                           1,965        11,159     21,423        (846)          (156)            33,545

  Net income                                             --            --      3,047          --             --              3,047

  Dividends paid ($0.32 per share)                       --            --       (629)         --             --               (629)

  Amortization of unearned
    compensation - ESOP                                  --            --         --         123             --                123

 Change in unrealized gain
    on securities available for sale, net
     of taxes                                            --            --         --          --            700                700
                                            --------------------------------------------------------------------------------------
  Balance at March 31, 1998                          $1,965       $11,159    $23,841      $( 723)        $  544            $36,786
                                            ======================================================================================

See accompanying notes to financial
 statements.

NOTES TO FINANCIAL STATEMENTS

              FISCAL YEARS ENDED MARCH 31, 1998 and 1997 and 1996

NOTE ONE.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Central Bank (the "Bank") is a state chartered stock co-operative bank headquartered in Somerville, Massachusetts. The Bank provides a variety of loan and deposit services to its customers. The Bank is subject to competition from other financial institutions. The Bank is also subject to the regulations of, and periodic examination by, the Federal Deposit Insurance Corporation ("FDIC") and the Massachusetts Division of Banks. The Bank's deposits are insured by the Bank Insurance Fund of the FDIC for deposits up to $100,000 and the Share Insurance Fund (SIF) for deposits in excess of $100,000.

     The financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and income and expenses for the year. Actual results could differ from those estimates, if the conditions change.

     Material estimates that are particularly susceptible to change relate to the determination of the allowance for loan losses and the valuation of real estate acquired by foreclosure. In connection with the determination of the allowance for loan losses and the valuation of real estate acquired by foreclosure, management obtains independent appraisals for significant properties.

     Certain prior fiscal year amounts have been reclassified to conform to the current year's presentation.

     The following is a summary of the significant accounting policies adopted by the Bank:

CASH AND DUE FROM BANKS. The Bank is required to maintain cash and reserve balances with the Federal Reserve Bank. Such reserve is calculated based upon deposit levels and amounted to approximately $1,100,000 at March 31, 1998.

INVESTMENT AND MORTGAGE-BACKED SECURITIES. Investments are classified as either held to maturity, available for sale or trading. Investments classified as trading securities are reported at fair value, with unrealized gains and losses included in earnings. Investments classified as available for sale are reported at fair value, with unrealized gains and losses reported as a separate component of stockholders' equity. Securities that the Bank has the positive intent and ability to hold to maturity are classified as held to maturity and reported at amortized cost.

     Gains and losses on sales of securities are recognized when realized with the cost basis of investments sold determined on a specific-identification basis. Premiums and discounts on investment and mortgage-backed securities are amortized or accreted to interest income over the actual or expected lives of the securities using the level-yield method.

     If a decline in fair value below the amortized cost basis of an investment or mortgage-backed security is judged to be other than temporary, the cost basis of the investment is written down to fair value as a new cost basis and the amount of the write-down is included as a charge against gain on sale of investment and mortgage-backed securities.

LOANS. Loans are reported at the principal amount outstanding, adjusted by unamortized discounts, premiums, and net deferred loan origination fees. Loans classified as held for sale in the secondary market are stated at the lower of aggregate cost or market value. Market value is estimated based on outstanding investor commitments or, in the absence of cash commitments, current investor yield requirements. Net unrealized losses, if any, are provided for in a valuation allowance by charges to operations.

     Loans on which the accrual of interest has been discontinued are designated as nonaccrual loans. Accrual of interest on loans and amortization of net deferred loan fees or costs are discontinued either when reasonable doubt exists as to the full and timely collection of interest or principal, or when a loan becomes contractually past due 90 days with respect to interest or principal. The accrual on some loans, however, may continue even though they are more than 90 days past due if management deems it appropriate, provided that the loans are well secured and in the process of collection. When a loan is placed on nonaccrual status, all interest previously accrued but not collected is reversed against current period interest income. Interest accruals are resumed on such loans only when they are brought fully current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest. The Bank records interest income on nonaccrual and impaired loans on the cash basis of accounting.

     Loan origination fees, net of certain direct loan origination costs, are considered adjustments of interest rate yield and are amortized into interest income over the loan term using the level-yield method. When loans are sold in the secondary market, the remaining balance of the amount deferred is included in determining the gain or loss on the sale.

     Impaired loans are commercial and commercial real estate loans for which it is probable that the Bank will not be able to collect all amounts due in accordance with the contractual terms of the loan agreement. Impaired loans, except those loans that are accounted for at fair value or at lower of cost or fair value, are accounted for at the present value of the expected future cash flows discounted at the loan's effective interest rate or as a practical expedient in the case of collateral dependent loans, the lower of the fair value of the collateral or the recorded amount of the loan. Management considers the payment status, net worth and earnings potential of the borrower, and the value and cash flow of the collateral as factors to determine if a loan will be paid in accordance with its contractual terms. Management does not set any minimum delay of payments as a factor in reviewing for impaired classification. Impaired loans are charged off when management believes that the collectibility of the loan's principal is remote.

ALLOWANCE FOR LOAN LOSSES. The allowance for loan losses is maintained at a level which management considers adequate to provide for inherent probable losses based on an evaluation of known and inherent risks in the portfolio. Such evaluation includes identification of adverse situations which may affect the ability of certain borrowers to repay, a review of overall portfolio size, quality and composition, and an assessment of existing and anticipated economic conditions. While management uses available information in establishing the allowance for losses, future adjustments to the allowance may be necessary if economic conditions differ substantially from the assumptions used in making the evaluations. Additions to the allowance are charged to earnings; realized losses, net of recoveries, are charged to the allowance. Management believes that the allowance for loan losses is adequate.

     Various regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowance for loan losses. Such agencies may require the Bank to recognize additions to the allowance based on their judgments of information available to them at their examination date.


REAL ESTATE ACQUIRED BY FORECLOSURE. Real estate acquired by foreclosure includes those properties acquired through foreclosure or deed in lieu of foreclosure which are carried at the lower of fair value, less costs to dispose, or the balance of the loan on the property at the date of foreclosure. Costs relating to the development and improvement of property are capitalized, whereas those relating to holding the property are charged to expense. Losses realized subsequent to foreclosure are charged to operations as incurred or when it is determined that the investment in the property is greater than its estimated net fair value.

     The Bank maintains an allowance for losses on real estate acquired by foreclosure, which management believes to be adequate to provide for potential losses on properties held. Additions to the allowance are charged to operations; realized losses, net of recoveries and write-downs, are charged to the allowance. Gains upon sale of foreclosed assets are recognized in income.

INCOME TAXES. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the accounting basis and the tax basis of the Bank's assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The Bank's deferred tax asset is reviewed periodically and adjustments to such asset are recognized as deferred income tax expense or benefit based on management's judgments relating to the realizability of such asset.

OFFICE PROPERTIES AND EQUIPMENT. Office properties and equipment are stated at cost, less allowances for depreciation and amortization. Depreciation and amortization are computed on the straight-line method over the estimated useful lives of the assets or terms of the leases, if shorter.

GOODWILL. Goodwill arising from acquisitions is amortized on a straight-line basis over 15 years.

PENSION AND OTHER BENEFITS. The Bank provides pension benefits for its employees in a multi-employer pension plan through membership in the Co-operative Banks Employees Retirement Association. The pension costs are funded as they are accrued.

EARNINGS PER SHARE. In February 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 128, Earnings Per Share. The Statement is effective for periods ending after December 31, 1997, and requires re-statement of all prior-period Earnings Per Share ("EPS") data presented. The Statement establishes standards for computing and presenting EPS, and requires dual presentation of basic and diluted EPS on the face of the income statement. Basic EPS is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. The Bank adopted the statement as of December 31, 1997. Management has determined that the implementation of SFAS No. 128 is not material to the Bank's financial statements.

ACCOUNTING PRONOUNCEMENTS. In June 1996, the FASB issued SFAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. SFAS 125 establishes, among other things, new criteria for determining whether a transfer of financial assets in exchange for cash or other consideration should be accounted for as a sale or as a pledge of collateral in a secured borrowing. SFAS 125 also establishes new accounting requirements for pledged collateral. SFAS 125 is effective for most transactions occurring after December 31, 1996 and must be applied prospectively. However, SFAS 127, Deferral of the Effective Date of Certain Provisions of SFAS 125, requires the deferral of implementation as it relates to repurchase agreements, dollar-rolls, securities lending and similar transactions in the years beginning after December 31, 1997. The Bank adopted the provisions of SFAS No. 125 on April 1, 1997. The Bank has determined that the adoption of SFAS 125 was not material to the Bank's financial statements. The Bank has determined that the adoption of SFAS No. 127 will not have a material impact on its financial statements.


NOTE TWO. RESTRUCTURING CHARGES

On March 14, 1996, the Bank announced a restructuring plan intended to improve the Bank's profitability and enhance stockholder value. Implementation of the plan resulted from a comprehensive review of the Bank's business strategies. The plan was completed by the third quarter of fiscal 1997.

   During the fourth quarter of fiscal 1996, the Bank recorded restructuring charges amounting to $560,000. A summary of the charges is as follows:

Separation and benefits ......................$203,000
Lease termination penalties................... 214,000
Obsolete equipment............................ 135,000
Miscellaneous.................................   8,000
                                               -------
  Total.......................................$560,000
                                              ========


NOTE THREE. INVESTMENT AND MORTGAGE-BACKED SECURITIES (Dollars in Thousands)

The amortized cost and fair value of investment and mortgage-backed securities available for sale are summarized as follows:


                                                                        March 31, 1998
                                                     ----------------------------------------------
                                                                       Gross Unrealized
                                                        Amortized     ------------------     Fair
                                                          Cost        Gains       Losses     Value
                                                     ----------------------------------------------
Common and preferred stocks..................           $ 5,026      $ 1,045    $   ( 61)   $ 6,010
U.S. Government and federal agency
 obligations.................................            18,510           27        ( 23)    18,514
                                                        -------        -----      ------
                                                        $23,536      $ 1,072    $   ( 84)   $24,524
                                                        =======        =====      ======     ======
Mortgage-backed securities:
  GNMA.......................................           $ 1,218      $    10    $   ( --)   $ 1,228
  FNMA.......................................            29,622           82        (202)    29,502
  FHLMC......................................             9,050           41        ( 22)     9,069
  CMOs.......................................
                                                          5,373           13        (  3)     5,383
                                                        -------        -----      ------    -------
   Totals....................................           $45,263        $ 146     $  (227)   $45,182
                                                        =======        =====      ======    =======


                                                                  March 31, 1997
                                                      ------------------------------------
                                                                 Gross Unrealized
                                                      Amortized  ----------------   Fair
                                                         Cost    Gains     Losses   Value
                                                        -------  -----   --------  -------
Common and preferred stocks .................           $ 4,004  $ 934   $  (231)  $ 4,707
U.S. Government and federal agency
 obligations ................................            31,811      1      (489)   31,323
                                                        -------  -----   -------   -------
                                                        $35,815  $ 935  $   (720)  $36,030
                                                        =======  =====  ========   =======
Mortgage-backed securities:
  GNMA.......................................           $ 1,501  $   1   $  (  5)  $ 1,497
  FNMA.......................................            11,414      3      (206)   11,211
  FHLMC......................................            12,901     17      (116)   12,802
  CMOs.......................................             2,364     --      ( 65)    2,299
                                                        -------  -----   -------   -------
    Totals...................................           $28,180  $  21   $  (392)  $27,809
                                                        =======  =====   =======   =======


   The maturity distribution (based on contractual maturities) and annual yields of mortgage-backed securities at March 31, 1998 and 1997 are as follows:

                                                            March 31, 1998
                                                  --------------------------------
                                                    Amortized     Fair     Annual
                                                       Cost      Value     Yield
                                                  ------------ ---------  --------
Due within one year.........................         $   266    $   259     6.50%
Due after one year but within five years....           4,055      4,035     6.70
Due after five years but within ten years...             968        957     5.92
Due after ten years.........................          39,974     39,931     7.16
                                                     -------    -------
  Total.....................................         $45,263    $45,182     7.09%
                                                     =======    =======
Weighted average remaining life (in years)..           20.69


                                                           March 31, 1997
                                                     --------------------------
                                                     Amortized    Fair   Annual
                                                       Cost       Value  Yield
                                                     --------------------------
Due within one year.........................         $   420    $   408    5.08%
Due after one year but within five years....           3,658      3,581    7.13
Due after five years but within ten years...           4,020      3,937    6.87
Due after ten years.........................          20,082     19,883    7.35
                                                     -------    -------
  Total.....................................         $28,180    $27,809    7.22%
                                                     =======    =======
Weighted average remaining life (in years)..           21.06

Maturities on mortgage-backed securities are based on contractual maturities and do not take into consideration scheduled amortization or prepayments. Actual maturities will differ from contractual maturities due to scheduled amortization and prepayments.

   The amortized cost and fair value of adjustable-rate federal agency obligations and mortgage-backed securities classified as available for sale amounted to $14,282 and $14,303, respectively, in 1998. The amortized cost and fair value of adjustable-rate federal agency obligations and mortgage-backed securities classified as available for sale amounted to $22,213 and $22,025, respectively, in 1997.

   As of March 31, 1998, the Bank had securities classified as available for sale with callable features that can be called prior to final maturity with an amortized cost of $5,996 and a fair value of $5,993 at March 31, 1998.

   Net realized gains on sales of investment securities classified as available for sale for the fiscal years ended March 31, 1998, 1997 and 1996 amounted to $1,051, $41 and $118, respectively.

   Net realized gains on sales of mortgage-backed securities classified as available for sale for the fiscal years ended March 31, 1997 and 1996 amounted to $7 and $79, respectively. There were no sales of mortgage-backed securities classified as available for sale during the fiscal year ended March 31, 1998.

   The amortized cost and fair value of investment securities classified as held to maturity are summarized as follows:


                                                March 31, 1998
                                    ------------------------------------
                                               Gross Unrealized
                                    Amortized  -----------------   Fair
                                       Cost     Gains    Losses   Value
                                    ---------  -------  --------  ------
U.S. Government and federal agency
 obligations .....................   $4,000    $  --      $( 37)  $3,963
                                    =========  =======  =======   ======



                                               March 31, 1997
                                    -----------------------------------
                                               Gross Unrealized
                                    Amortized  ----------------    Fair
                                      Cost      Gains    Losses   Value
                                    ---------  -------  -------   -------
U.S. Government and federal agency
  obligations ....................     $4,000   $  --    $ (154)  $ 3,846
                                    =========   ======  =======   =======

   The amortized cost and fair value of adjustable-rate federal agency obligations classified as held to maturity amounted to $4,000 and $3,963, respectively, in 1998 and $4,000 and $3,846, respectively, in 1997.

   The maturity distribution (based on contractual maturities) and annual yields of investment securities (excluding common and preferred stocks) at March 31, 1998 and 1997 are as follows:

                                                                       March 31, 1998
                                                               ---------------------------------
                                                               Amortized       Fair       Annual
                                                                  Cost         Value       Yield
                                                               ----------     -------     ------
Due within one year......................................         $12,001     $11,966      4.97%
Due after one year but within five years.................           8,509       8,508      6.23
Due after five years but within ten years................           2,000       2,003      6.59
                                                                  -------     -------
  Total..................................................         $22,510     $22,477      5.59%
                                                                  =======     =======
Weighted average remaining life (in years)...............            2.24


                                                                        March 31, 1997
                                                              ---------------------------------
                                                              Amortized      Fair        Annual
                                                                 Cost        Value       Yield
                                                              ---------     --------     ------
Due within one year.....................................        $ 2,310      $ 2,302     5.11%
Due after one year but within five years................         24,495       24,052     5.49
Due after five years but within ten years...............          9,006        8,815     6.69
                                                                -------      -------
  Total.................................................        $35,811      $35,169     5.76%
                                                                =======      =======
                                                                   3.28
Weighted average remaining life (in years)..............


   A Federal Home Loan Bank bond with an amortized cost of $2,000 and fair value of $1,971 at March 31, 1998 and a U.S. Treasury bill with an amortized cost and fair value of $295 at March 31, 1997 were pledged to provide collateral for customers and for the Bank's employee tax withholdings that are to be remitted to the federal government in excess of the $100 of withholdings insured by the FDIC.


NOTE FOUR. MORTGAGE LOANS (IN THOUSANDS)

Mortgage loans at March 31 are summarized as follows:

                                                        1998      1997
                                                     ---------  --------
Mortgage loans:
  Residential
     Fixed..................................          $ 47,584  $ 22,710
     Adjustable.............................           160,276   153,607
  Commercial................................            52,491    41,822
  Construction..............................             8,256     3,095
  Second mortgage and home equity...........             8,369     8,397
  FHA and VA................................                49        85
                                                      --------  --------
                                                      $277,025  $229,716
                                                      ========  ========

   At March 31, 1998 and 1997, net deferred loan costs of $334 and $444, respectively, are reflected as an addition to the appropriate loan categories.

   Mortgage and other loans on which the accrual of interest had been discontinued at March 31, 1998, 1997 and 1996 were $357, $2,145, and $758, respectively. Interest income not recognized on such loans amounted to $11, $93, and $30 in fiscal 1998, 1997 and 1996, respectively.

   At March 31, 1998 and 1997, total impaired loans were $1,306 and $2,396, respectively. In the opinion of management, no impaired loans required a specific valuation allowance at March 31, 1998 or 1997. All impaired loans have been measured using the fair value of the collateral method. The average recorded value of impaired loans was $1,582 during fiscal 1998 and $367 during fiscal 1997. The Bank follows the same policy for recognition of income on impaired loans as it does for all other loans. During fiscal 1998 and 1997 there was no interest forgone on impaired loans that were not non-accrual loans.

   Mortgage loans serviced by the Bank for others amounted to $10,806 and $13,646 at March 31, 1998 and 1997, respectively.

   The Bank's lending activities are conducted principally in communities in the suburban Boston area. The Bank grants mortgage loans on residential property, commercial real estate, construction of residential homes, second mortgages, home equity and other loans. Substantially all loans granted by the Bank are secured by real estate collateral. The ability and willingness of residential mortgage borrowers to honor their repayment commitments are generally impacted by the level of overall economic activity within the borrowers' geographic areas and real estate values. The ability and willingness of commercial real estate and construction loan borrowers to honor their repayment commitments are generally impacted by the health of the real estate market in the borrowers' geographic area and the general economy.


NOTE FIVE. OTHER LOANS (IN THOUSANDS)

Other loans at March 31 are summarized as follows:

                                                           1998      1997
                                                          ------    ------
Other loans:
  Commercial............................................. $1,596    $2,431
  Education..............................................     31        28
  Secured by deposits....................................  1,357     1,063
  Consumer...............................................    489       579
  Unsecured..............................................  1,226     1,118
                                                          ------    ------
                                                          $4,699    $5,219
                                                          ======    ======


NOTE SIX. LOANS TO DIRECTORS AND OFFICERS (IN THOUSANDS)

The following summarizes the activity with respect to loans included in mortgage and other loans made to directors and officers and their related interests for the fiscal years ended March 31:

                                                             1998    1997
                                                            ------  ------

Balance at beginning of period..........................    $ 823   $1,140
  New loans.............................................      125        3
  Repayment of principal................................     ( 48)    (320)
                                                            -----   ------
Balance at end of period................................    $ 900   $  823
                                                            =====   ======

   Loans included above were made in the Bank's ordinary course of business, on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with unrelated persons. All loans included above are performing in accordance with the terms of the respective loan.


NOTE SEVEN. ALLOWANCE FOR LOAN LOSSES (IN THOUSANDS)

An analysis of the allowance for loan losses for the fiscal years ended March 31 follows:

                                                     1998     1997     1996
                                                    ------   ------   ------
Balance at beginning of period....................  $2,900   $3,032   $2,954
 Provision charged to expense.....................      --       --      120
 Less:
  Amounts charged-off.............................      97      224      166
  Recoveries on accounts previously charged-off...    ( 83)    ( 92)    (124)
                                                    ------   ------   ------
   Net charge-offs................................      14      132       42
                                                    ------   ------   ------
Balance at end of period..........................  $2,886   $2,900   $3,032
                                                    ======   ======   ======

NOTE EIGHT. REAL ESTATE ACQUIRED BY FORECLOSURE (IN THOUSANDS)

Real estate acquired by foreclosure at March 31 is summarized as follows:

                                                              1998    1997
                                                            ------  -------

Residential homes.........................................  $  --   $    74
Valuation allowance.......................................     --       (61)
                                                            -----   -------
                                                            $  --   $    13
                                                            =====   =======


An analysis of real estate acquired by foreclosure for the fiscal years ended
 March 31 follows:


                                                             1998     1997
                                                            -----   -------
Balance at beginning of period, net.......................  $  13   $ 1,538
  Foreclosures and properties substantively repossessed...     --       448
  Reduction through sales, net of recoveries and losses...    (13)   (1,973)
                                                            -----   -------
Balance at end of period, net.............................  $  --   $    13
                                                            =====   =======


NOTE NINE. STOCK IN FEDERAL HOME LOAN BANK OF BOSTON (IN THOUSANDS)

As a member of the Federal Home Loan Bank of Boston ("FHLB of Boston"), the Bank is required to invest in $100 par value stock of the FHLB of Boston in an amount equal to 1% of its outstanding home loans or 1/20th of its outstanding advances from the FHLB of Boston, whichever is higher. The Bank's investment exceeded the required level by $200 and $176 at March 31, 1998 and 1997, respectively.
If such stock is redeemed, the Bank will receive from the FHLB of Boston an amount equal to the par value of the stock.


NOTE TEN. THE CO-OPERATIVE CENTRAL BANK RESERVE FUND

The Co-operative Central Bank Reserve Fund was established for liquidity purposes and consists of deposits required of all insured co-operative banks in Massachusetts. The Fund is used by The Co-operative Central Bank to advance funds to member banks or to make other investments.


NOTE ELEVEN. OFFICE PROPERTIES AND EQUIPMENT (In Thousands)

A summary of cost, accumulated depreciation and amortization of office properties and equipment at March 31 follows:

                                                         1998      1997
                                                        ------    ------

Land..................................................  $  691    $  691
Buildings.............................................   2,420     2,403
Furniture, fixtures and equipment.....................   4,761     4,955
Leasehold improvements................................     439       433
                                                        ------    ------
                                                         8,311     8,482

Less accumulated depreciation and amortization........  (5,369)   (5,609)
                                                        ------    ------
                                                        $2,942    $2,873
                                                        ======    ======

A summary of minimum rentals for future periods under noncancellable operating leases follows:

                                                        Minimum
                                                        Rentals
                                                        -------
Years Ending March 31,
1999 .................................................  $   92
2000 .................................................      92
2001 .................................................      92
2002 .................................................      92
2003 .................................................      78
Thereafter ...........................................      78

Rent expense for the fiscal years ended March 31, 1998, 1997 and 1996 was $119, $137 and $310, respectively.

NOTE TWELVE. DEPOSITS (DOLLARS IN THOUSANDS)

Deposits at March 31 are summarized as follows:

                                                                                      1998                      1997
                                                                            --------------------------   -------------------------
                                                                               Amount   Interest Rates     Amount   Interest Rates
                                                                            ----------  --------------   ---------  --------------
Demand (non interest-bearing)........................................         $ 14,747            --%     $ 11,818            --%
NOW accounts.........................................................           27,163     1.00-1.50        23,164     1.00-1.50
Regular, club and 90-day notice accounts.............................           58,471          2.50        61,116          2.50
Money market deposit accounts........................................           22,317     2.60-3.10        22,188     2.60-3.10
                                                                              --------                    --------
                                                                               122,698                     118,286
                                                                              --------                    --------
Term deposit certificates:
   Six-month money market............................................           11,973     5.50-5.25        16,204          5.00
   Other.............................................................          141,693     2.50-7.00       124,603     5.75-6.00
                                                                              --------                    --------
     Total term deposit certificates.................................          153,666                     140,807
                                                                              --------                    --------
                                                                              $276,364                    $259,093
                                                                              ========                    ========
Weighted average interest rate.......................................             4.14%                      4.04%
                                                                              ========                    ========

Contractual maturities of term deposit certificates at March 31, 1998 are summarized as follows:

Years Ending March 31,
1999............................................................ $102,520
2000............................................................   38,896
2001............................................................    8,491
2002............................................................    2,522
2003............................................................    1,237
                                                                 --------
                                                                 $153,666
                                                                 ========

   The aggregate amount of individual term deposit certificates with a minimum denomination of $100 or more was $24,687 and $19,064 at March 31, 1998 and 1997, respectively. Interest expense on these deposits was $1,351, $1,157 and $1,169 for fiscal years ended March 31, 1998, 1997 and 1996, respectively.


NOTE THIRTEEN. ADVANCES FROM FEDERAL HOME LOAN BANK OF BOSTON (DOLLARS IN THOUSANDS)

Advances from FHLB of Boston, by year of maturity, at March 31 consist of the following:

                                                        1998        1997
                                                      --------    -------
Interest Rate    Due in Year Ending March 31,
4.73%--6.77%     1998...............................   $    --    $21,000
4.99%--5.81%     1999...............................    26,000      1,000
       6.05%     2000...............................     2,000         --
       6.24%     2001...............................     1,000         --
6.35%--6.67%     2002...............................     4,000      3,000
5.19%--5.71%     2003...............................    12,000         --
4.89%--4.99%     2008...............................    14,000         --
                                                       -------    -------
                                                       $59,000    $25,000
                                                       =======    =======
Weighted average interest rate......................      5.51%      6.03%
                                                       =======    =======


   The FHLB of Boston is authorized to make advances to its members subject to such regulations and limitations as the Federal Home Loan Bank Board may prescribe. The advances are secured by FHLB of Boston stock and a blanket lien on certain qualified collateral, defined principally as 90% of the fair value of U.S. Government and federal agency obligations and 75% of the carrying value of first mortgage loans on owner-occupied residential property. Applying these ratios, the Bank's overall borrowing capacity was approximately $138,000 and $141,000 at March 31, 1998 and 1997, respectively.

   The highest month-end balance of FHLB of Boston advances outstanding was $63,000, $33,000, and $28,000 for fiscal years ended March 31, 1998, 1997 and
1996, respectively.

NOTE FOURTEEN.  INCOME TAXES (DOLLARS IN THOUSANDS)

The objective of the asset and liability method is to establish deferred tax assets and liabilities for the temporary differences between the financial reporting basis and the tax basis of the Bank's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

   The components of income taxes accrued and deferred at March 31 are summarized as follows:

                                                                                            1998     1997
                                                                                          --------  -------
Current:
   Federal payable............................................................             $  970   $  475
   State payable..............................................................                 83      296
                                                                                           ------   ------
     Total current liability..................................................             $1,053   $  771
                                                                                           ======   ======
Deferred tax asset............................................................             $1,286   $1,261
                                                                                           ======   ======

   The components of income tax expense (benefit) for the fiscal years ended March 31 are as follows:

                                                                                   1998      1997     1996
                                                                                 ------    ------   ------
Current:
   Federal....................................................................   $1,701    $  289   $  649
   State......................................................................      681       142      319
                                                                                 ------    ------   ------
     Total current expense....................................................    2,382       431      968
Deferred tax expense (benefit)................................................     (266)      310      (81)
Change in valuation allowance.................................................     (122)      (53)    (477)
                                                                                 ------    ------   ------
     Total income tax expense.................................................   $1,994    $  688   $  410
                                                                                 ======    ======   ======

   Income tax expense for the periods presented is different from the amounts computed by applying the statutory Federal income tax rate to income before income taxes. The differences between expected tax rates and effective tax rates for the fiscal years ended March 31 are as follows:


                                                                                  1998    1997    1996
                                                                                  -----  -------  -----
Statutory Federal income tax rate..............................................   34.0%    34.0%  34.0%
Items affecting Federal income tax rate:
   Restructuring charges.......................................................    --       --    3.8
   Dividends received deduction................................................   (.9)    (2.1)  (5.0)
   Goodwill amortization.......................................................   1.9      2.8    6.0
   Bad debts...................................................................    --     (6.8)    --
   Partnerships................................................................    --    (11.0)    --
   Effect of state tax rate change.............................................    --       --    3.4
   State income taxes, net of Federal
      income tax benefit.......................................................   8.0      4.2   10.4
   Other.......................................................................  (1.0)     (.1)   1.5
   Change in valuation reserve.................................................  (2.4)    (1.5) (29.1)
                                                                                 ----     ----  -----
                                                                                 39.6%    19.5%  25.0%
                                                                                 ====    =====   ====


   The components of gross deferred tax assets and gross deferred tax liabilities that have been recognized as of March 31 are as follows:

                                                                    1998     1997
                                                                  -------  --------
Gross deferred tax assets:
   Loan losses..............................................       $1,173   $1,202
   Deferred loan origination fees...........................          227       --
   Depreciation.............................................          153      102
   Capital loss carryforward................................           --        5
   Unrealized depreciation on securities....................           --       64
   Post-employee retirement benefit accrual.................           --      183
   Restructure charges......................................           --       22
   Other....................................................          116       65
                                                                   ------   ------
     Total gross deferred tax assets........................        1,669    1,643
Valuation allowance for deferred tax assets.................           --    ( 185)
                                                                   ------   ------
     Total deferred tax assets after valuation allowance....        1,669    1,458
                                                                   ------   ------
Gross deferred tax liabilities:
   Deferred loan origination costs..........................           --      182
   Accrued dividend receivable..............................           20       15
   Unrealized appreciation on securities....................          363       --
                                                                   ------   ------
     Total gross deferred tax liabilities...................          383      197
                                                                   ------   ------
     Net deferred tax asset.................................       $1,286   $1,261
                                                                   ======   ======

   Of the total valuation reserve of $185 at March 31, 1997, $64 is attributable to the unrealized loss on securities available for sale and consequently has not been recorded through the statement of income.

   Based on the Bank's historical and current pretax earnings, management believes it is more likely than not that the Bank will realize the net deferred tax asset existing at March 31, 1998. Further, management believes the existing net deductible temporary differences will reverse during periods in which the Bank generates net taxable income. At March 31, 1998, recoverable income taxes, plus estimated taxes for fiscal 1999, exceed the amount of the net deferred tax asset. There can be no assurance, however, that the Bank will generate any earnings or any specific level of continuing earnings.

   The unrecaptured base year tax bad debt reserves will not be subject to recapture as long as the institution continues to carry on the business of banking. In addition, the balance of the pre-1988 bad debt reserves continues to be subject to provision of present law that require recapture in the case of certain excess distributions to shareholders. The tax effect of pre-1988 bad debt reserves subject to recapture in the case of certain excess distributions is approximately $1,300.


NOTE FIFTEEN.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (IN THOUSANDS)

The Bank is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include unused lines of credit, unadvanced portions of commercial and construction loans, and commitments to originate loans. The instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the balance sheets. The amounts of those instruments reflect the extent of the Bank's involvement in particular classes of financial instruments.

   The Bank's exposure to credit loss in the event of nonperformance by the other party to its financial instruments is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments.

   Financial instruments with off-balance sheet risk as of March 31 follow:

                                                            1998     1997
                                                           -------  ------
Unused lines of credit...................................  $10,142  $9,598
Unadvanced portions of construction loans................    2,025     295
Unadvanced portions of commercial loans..................    1,893     670
Commitments to originate residential mortgage loans:
   Fixed rate............................................    5,444     276
   Adjustable rate.......................................    5,813   1,883

   Commitments to originate loans, unused lines of credit and unadvanced portions of commercial and construction loans are agreements to lend to a customer, provided there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the borrower.


NOTE SIXTEEN.  STOCKHOLDERS' EQUITY (DOLLARS IN THOUSANDS)

The Bank may not declare or pay cash dividends on its common stock if the effect thereof would cause its equity to be reduced below regulatory capital requirements, or if such declaration and payment would otherwise violate regulatory requirements.

   On October 24, 1991, the Bank adopted a Shareholder Rights Plan. The plan entitles each shareholder to purchase the Bank's stock at a discount price in the event any person or group of persons exceeds predetermined ownership limitations of the Bank's outstanding common stock and, in certain circumstances, engages in specific activities deemed adverse to the interests of the Bank's shareholders. This plan expires on October 24, 2001.

   The minimum core (leverage) capital ratio (stockholders' equity divided by total assets) required for banks with a 1 Camel rating is 3.00% and 4.00%-5.00% for all others. The Bank must have a minimum total risk-based capital ratio of 8.00% (of which 4.00% must be Tier 1 capital, consisting of common stockholders' equity). At March 31, 1998 and 1997, the Bank's capital ratios were in excess of all required standards.

   The Bank is subject to various regulatory capital requirements administered by the federal banking services. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulations that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

   Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the following table) of risk-weighted, core and tangible capital (as defined). Management represents, as of March 31, 1998, that the Bank meets all capital adequacy requirements to which it is subject.

   The most recent notification from the FDIC categorized the Bank as "well capitalized" under the regulatory framework for prompt corrective action. To be categorized as "well capitalized" the Bank must maintain minimum risk-weighted capital, core capital and tangible ratios as set forth in the table. As of March 31, 1998, the Bank is categorized as "well capitalized" based on its ratios of risk-weighted core and tangible capital.

   The Bank's actual capital amounts and ratios are presented in the table. No deduction was taken from capital for interest-rate risk.

   The Bank's core/leverage, Tier 1 risk-based and total risk-based capital together with related regulatory minimum requirements are summarized below:

                                                 March 31, 1998
                                       -----------------------------------
                                          Core        Tier 1      Total
                                        Leverage    Risk-based  Risk-based
                                         Capital     Capital     Capital
                                       -----------  ----------  ----------
Regulatory capital measure:
 Amount..............................     $36,786     $33,402     $36,274
 Ratio...............................        9.78%      14.54%      15.79%
Adequately capitalized requirement:
 Amount..............................     $15,043     $ 9,190     $18,380
 Ratio...............................        4.00%       4.00%       8.00%
Well capitalized requirement:
 Amount..............................     $18,803     $13,785     $22,975
 Ratio...............................        5.00%       6.00%      10.00%


                                                 March 31, 1997
                                       -----------------------------------
                                          Core        Tier 1      Total
                                        Leverage    Risk-based  Risk-based
                                         Capital     Capital     Capital
                                       -----------  ----------  ----------
Regulatory capital measure:
 Amount..............................     $33,545     $29,873     $32,367
 Ratio...............................       10.45%      14.97%      16.22%
Adequately capitalized requirement:
 Amount..............................     $12,838     $ 7,980     $15,960
 Ratio...............................        4.00%       4.00%       8.00%
Well capitalized requirement:
 Amount..............................     $16,048     $11,970     $19,951
 Ratio...............................        5.00%       6.00%      10.00%


NOTE SEVENTEEN. EMPLOYEE BENEFITS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

PENSION PLAN

As a participating employer in the Co-operative Banks Employees' Retirement Association ("CBERA"), a multi-employer plan, the Bank has in effect a noncontributory defined benefit plan ("Pension Plan") and a defined contribution plan ("Savings Plan") covering substantially all eligible officers and employees.

   Benefits under the Pension Plan are determined at the rate of 1% and 1.5%, respectively, of certain elements of final average pay times years of credited service and are generally provided at age 65 based on years of service and the average of the participant's three highest consecutive years of compensation from the Bank. Employee contributions are made to a revised Savings Plan which qualifies under section 401(k) of the Internal Revenue Code of 1986, as amended. Such contributions are matched on a one half-for-one basis by the Bank up to a maximum of 5% of each employee's salary. Pension benefits and employer contributions to the Savings Plan become vested over six years.

   Expenses for the Pension Plan and the Savings Plan were $350, $365 and $300 for the fiscal years ended March 31, 1998, 1997 and 1996, respectively. Forfeitures are used to reduce expenses of the plans.

STOCK OPTION PLAN

The Bank has adopted a Stock Option Plan for the benefit of officers and other employees and reserved 184,000 shares of authorized but unissued common stock for issuance under the Plan. The exercise price of any option granted will not be less than the fair market value of the common stock on the date of grant of the option. During fiscal 1995, the Bank granted 25,000 additional options at $16.25 per share and 36,667 options were exercised. The exercise of these options resulted in an additional $275 of capital being recorded. During fiscal 1996, 48,333 options were exercised resulting in an additional $363 of capital being recorded. Of the 30,000 options outstanding at March 31, 1998, all were exercisable with an average exercise price per share of $14.729.


EMPLOYEE STOCK OWNERSHIP PLAN

During fiscal 1991, the Bank established an Employee Stock Ownership Plan (ESOP) which is authorized to purchase shares of outstanding common stock of the Bank from time to time in the open market or in negotiated transactions. The ESOP is a tax-qualified defined contribution plan established for the exclusive benefit of the Bank's employees.

   During fiscal 1995 and fiscal 1996, the ESOP purchased
10,000 shares and 18,000 shares of the Bank's outstanding common stock, respectively. The ESOP is repaying its loan to the Bank with funds from the Bank's contributions to the plan and earnings from the ESOP's assets. Repayments of $185, $34 and $54 were made during fiscal 1998, 1997 and 1996, respectively. The scheduled repayment of the amount outstanding at March 31, 1998 is as follows:

--------------------------------------------------------------------------------
Fiscal Year Ending March 31,
1999 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $130
2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  130
2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  130
2002 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  130
Thereafter . . . . . . . . . . . . . . . . . . . . . . . . . . . .  334

   Compensation expense is recognized as the ESOP shares are allocated to participants in the plan and was $68, $96 and $96 for fiscal 1998, 1997 and 1996, respectively.


EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS

The Bank has entered into an employment agreement with an executive officer. The employment agreement generally provides for payment of specific minimum levels of compensation and benefits to the officer for specified periods after termination, unless the termination was for "cause," as defined in the employment agreement. In addition, the Bank entered into a special termination agreement with this officer, which provides for the payment, under certain circumstances, of lump-sum amounts upon termination following a "change of control," which is generally defined to mean a person or group acquiring ownership of 25% or more of the common stock of the Bank.

POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The FASB issued SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions". Statement 106 changed the Bank's method of accounting for these benefits from the cash method to the accrual method. Statement 106 significantly changed the current practice of accounting for postretirement benefits on a pay-as-you-go (cash) basis by requiring accrual, during the years that the employee renders the necessary service, of the expected cost of providing those benefits to the employee and the employee's beneficiaries and covered dependents.

   The funded status of the plan for the years ended March 31, 1998 and 1997 follows:

                                                                 1998                     1997
                                                       ------------------------------------------------
                                                       Life Plan  Medical Plan  Life Plan  Medical Plan
                                                       ---------  ------------  ---------  ------------
Transition obligation................................   $ (130)     $ (372)      $ (138)      $ (397)
Prior service cost...................................      (25)         --          (42)          --
Unrecognized gain (loss).............................       35        (172)          62         (114)
Accrued expense......................................     (119)       (186)         (91)        (150)
                                                        ------      ------       ------       ------
   Accumulated postretirement benefit obligation.....   $ (239)     $ (730)      $ (209)      $ (661)
                                                        ======      ======       ======       ======

Net periodic cost
   Service cost......................................   $   --      $   --       $    1       $    6
   Interest cost.....................................   $   17      $   53       $   16       $   58
   Amortization of transition obligation.............   $    9      $   25       $    9       $   25
   Amortization of prior service cost................   $   17      $   --       $   17       $   --
   Amortization of (gains)/losses....................   $   (3)     $    3       $   (1)      $   13
                                                        ------      ------       ------       ------
      Total..........................................   $   40      $   81       $   42       $  102
                                                        ======      ======       ======       ======
Estimated benefit payments...........................   $   11      $   45       $   11       $   45

The components of postretirement benefits as of March 31, 1998 and 1997 are summarized as follows:

                                                                   1998                         1997
                                                       --------------------------------------------------------------
                                                       Life Plan  Medical Plan  Total  Life Plan  Medical Plan  Total
                                                       ---------  ------------  -----  ---------  ------------  -----
Current retirees.....................................   $  192      $  498      $ 690    $  172       $  469    $ 641
Fully eligible actives...............................       47         232        279        37          192      229
Other actives........................................       --          --          0        --           --        0
                                                        ------      ------      -----    ------       ------    -----
   Total postretirement benefits.....................   $  239      $  730      $ 969    $  209       $  661    $ 870
                                                        ======      ======      =====    ======       ======    =====

The summary of actuarial methods and assumptions as of March 31, 1998 and 1997 follows:

1998
----------------------------------------------------------------------------
Valuation date..........................March 31, 1998
Discount rate...........................7.00% per annum compounded annually.

The medical trend rate begins at 9.5% at March 31, 1998, and grades downward to 5.5%, remaining constant thereafter.

1997
----------------------------------------------------------------------------
Valuation date..........................March 31, 1997
Discount rate...........................8.00% per annum compounded annually.

The medical trend rate begins at 9.5% at March 31, 1997, and grades downward to 5.5%, remaining constant thereafter.

   If the medical trend rates were increased by 1% in each year, the medical accumulated postretirement benefit obligation would increase by 10%, and the medical service cost and interest cost would increase by 10%.

NOTE EIGHTEEN. LEGAL PROCEEDINGS

The Bank is a party to certain litigation in the normal course of business. Management and counsel are of the opinion that the aggregate liability, if any, resulting from such litigation would not be material to the Bank's financial position.

NOTE NINETEEN. FAIR VALUES OF FINANCIAL INSTRUMENTS (IN THOUSANDS)

The FASB issued SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. Fair value estimates are based on existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments.

Other significant assets and liabilities that are not considered financial assets or liabilities include real estate acquired by foreclosure and office properties and equipment. In addition, the tax ramifications related to the realization of the unrealized gains and losses can have a significant effect on fair values and have not been considered in any of the estimates. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Bank.

   The following methods and assumptions were used by the Bank in estimating fair values of its financial instruments:

Cash and due from banks

The carrying values reported in the balance sheet for cash and due from banks approximate their fair value because of the short maturity of these instruments.

Short-Term Investments

The carrying values reported in the balance sheet for short-term investments approximate fair value because of the short maturity of these investments.

Investment and Mortgage-Backed Securities

The fair values presented for investment and mortgage-backed securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are based on quoted market prices of comparable instruments.

Loans

The fair values of loans are estimated using discounted cash flow analysis, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. The incremental credit risk for nonperforming loans has been considered in the determination of the fair value of loans.

Accrued Interest Receivable

The carrying value reported in the balance sheet for accrued interest receivable approximates its fair value because of the short maturity of these accounts.

Stock in FHLB of Boston

The carrying amount reported in the balance sheet for FHLB stock approximates its fair value. If redeemed, the Bank will receive an amount equal to the par value of the stock.

The Co-operative Central Bank Reserve Fund
The carrying amount reported in the balance sheet for the Co-operative Central Bank Reserve Fund approximates its fair value.

Deposits

The fair values of deposits (excluding term deposit certificates) are, by definition, equal to the amount payable on demand at the reporting date. Fair values for term deposit certificates are estimated using a discounted cash flow technique that applies interest rates currently being offered on certificates to a schedule of aggregated monthly maturities on time deposits with similar remaining maturities.

Off-balance-Sheet Instruments

The Bank's commitments for unused lines of credit and unadvanced portions of loans are at floating rates, which approximate current market rates, and, therefore, no fair value adjustment has been made.

Advances from FHLB of Boston

Fair values of advances from FHLB of Boston are estimated using a discounted cash flow technique that applies interest rates currently being offered on advances to a schedule of aggregated monthly maturities on FHLB advances.

Advance Payments by Borrowers for Taxes and Insurance and Accrued Interest Payable.

The carrying values reported in the balance sheet for advance payments by borrowers for taxes and insurance and accrued interest payable approximate their fair value because of the short maturity of these accounts.

   The estimated carrying amounts and fair values of the Bank's financial instruments are as follows:



                                             At March 31, 1998     At March 31, 1997
                                           --------------------  --------------------
                                           Carrying  Estimated   Carrying  Estimated
                                             Amount  Fair Value   Amount   Fair Value
                                           --------  ----------  --------  ----------
Assets
 Cash and due from banks.................. $  5,718   $  5,718   $  3,995    $  3,995
 Short-term investments...................    3,321      3,321      3,038       3,038
 Investments available for sale:
   Investment securities..................   24,524     24,524     36,030      36,030
   Mortgage-backed securities.............   45,182     45,182     27,809      27,809
 Investments held to maturity:
   Investment securities..................    4,000      3,963      4,000       3,846
 Loans, net...............................  278,838    279,878    232,035     233,211
 Accrued interest receivable..............    1,910      1,910      1,909       1,909
 Stock in FHLB of Boston..................    3,150      3,150      2,332       2,332
 The Co-operative Central Bank
   Reserve Fund...........................    1,576      1,576      1,576       1,576


Liabilities:
 Deposits................................. $276,364   $ 276,546  $259,093    $259,148
 Advances from FHLB of Boston.............   59,000     58,177     25,000      24,957
 Advance payments by borrowers
   for taxes and insurance................    1,229      1,229      1,124       1,124
 Accrued interest payable.................      483        483        316         316


NOTE TWENTY. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                        1998 Quarters
                                                ------------------------------
(In thousands, except per share data)           First   Second  Third   Fourth
----------------------------------------------  ------  ------  ------  ------
Interest and dividend income..................  $5,805  $6,213  $6,602  $6,602
Interest expense..............................   2,993   3,363   3,561   3,607
                                                ------  ------  ------  ------
   Net interest and dividend income...........   2,812   2,850   3,041   2,995
Non-interest income...........................     195     526     204     889
Operating expenses............................   2,025   2,145   2,156   2,145
                                                ------  ------  ------  ------
   Income before income taxes.................     982   1,231   1,089   1,739
Income tax expense............................     376     486     426     706
                                                ------  ------  ------  ------
   Net income.................................  $  606  $  745  $  663  $1,033
                                                ======  ======  ======  ======

Earnings per common share.....................  $ 0.31  $ 0.38  $ 0.34  $ 0.53
                                                ======  ======  ======  ======

Earnings per common share-assuming dilution...  $ 0.31  $ 0.38  $ 0.34  $ 0.53
                                                ======  ======  ======  ======

                                                        1997 Quarters
                                                ------------------------------
(In thousands, except per share data)           First   Second  Third   Fourth
----------------------------------------------  ------  ------  ------  ------
Interest and dividend income..................  $5,608  $5,821  $6,049  $5,831
Interest expense..............................   2,790   2,916   3,045   2,935
                                                ------  ------  ------  ------
   Net interest and dividend income...........   2,818   2,905   3,004   2,896
Non-interest income...........................     251     239     197     201
Operating expenses............................   2,326   2,332   2,207   2,121
                                                ------  ------  ------  ------
   Income before income taxes.................     743     812     994     976
Income tax expense............................     142     160     192     194
                                                ------  ------  ------  ------
   Net income.................................  $  601  $  652  $  802  $  782
                                                ======  ======  ======  ======

Earnings per common share.....................  $ 0.31  $ 0.34  $ 0.41  $ 0.40
                                                ======  ======  ======  ======

Earnings per common share-assuming dilution...  $ 0.31  $ 0.34  $ 0.41  $ 0.40
                                                ======  ======  ======  ======


                                  Consolidated Balance Sheets

                                                                      Sept. 30,       March 31,
(In Thousands)                                                         1998            1998
---------------------------------------------------               -----------------------------
ASSETS                                                              (Unaudited)
Cash and due from banks                                            $    4,448        $    5,718

Investments:
Short-term investments                                                  8,577             3,321
Investments available for sale:
  Investment securities                                                18,297            24,524
  Mortgage-backed securities                                           37,003            45,182
Investments held to maturity:
  Investment securities                                                 2,000             4,000
Stock in Federal Home Loan Bank of Boston, at cost                      3,300             3,150
The Co-operative Central Bank Reserve Fund                              1,576             1,576
                                                                   ----------------------------
    Total investments                                                  70,753            81,753
                                                                   ----------------------------

Loans:
  Mortgage loans                                                      290,959           277,025
  Other loans                                                           4,556             4,699
                                                                   ----------------------------
                                                                      295,515           281,724
  Less allowance for loan losses                                        2,928             2,886
                                                                   ----------------------------
    Net loans                                                         292,587           278,838
                                                                   ----------------------------

Accrued interest receivable                                             2,009             1,910
Office properties and equipment, net                                    3,114             2,942
Deferred tax asset, net                                                 1,406             1,286
Goodwill, net                                                           3,240             3,384
Other assets                                                              218               232
                                                                   ----------------------------
    Total assets                                                   $  377,775        $  376,063
                                                                   ============================

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Deposits                                                         $  277,025        $  276,364
  Advances from Federal Home Loan Bank of Boston                       60,000            59,000
  Advance payments by borrowers for taxes and insurance                 1,482             1,229
  Accrued interest payable                                                300               483
  Accrued income taxes                                                    151             1,053
  Accrued expenses and other liabilities                                1,285             1,148
                                                                   ----------------------------
    Total liabilities                                                 340,243           339,277
                                                                   ----------------------------

Stockholders' equity:
  Preferred stock $1.00 par value; authorized
    5,000,000 shares; none issued or outstanding                           --                --
  Common stock $1.00 par value; authorized
    15,000,000 shares; 1,965,000 shares issued and outstanding          1,965             1,965
  Additional paid-in capital                                           11,159            11,159
  Retained income                                                      24,762            23,841
  Accumulated other comprehensive income (note 4)                         363               544
  Unearned compensation - ESOP                                           (717)             (723)
                                                                   ----------------------------
    Total stockholders' equity                                         37,532            36,786
                                                                   ----------------------------
    Total liabilities and stockholders' equity                     $  377,775        $  376,063
                                                                   ============================

See accompanying notes to unaudited consolidated financial statements.


                                      Consolidated Statements of Income
                                     (In Thousands Except Per Share Data)
                                                 (Unaudited)

                                                     Three Months Ended  Six Months Ended
                                                        September 30,       September 30,
                                                       1998      1997      1998      1997
                                                     --------------------------------------
Interest and dividend income:
  Mortgage loans                                     $ 5,476   $ 4,605   $ 10,825   $ 9,148
  Other loans                                             97       115        201       227
  Short-term investments                                 102        74        182       170
  Investment securities                                  389       580        787     1,201
  Mortgage-backed securities                             558       814      1,168     1,221
  Co-operative Central Bank Reserve Fund                  27        25         49        51
                                                     --------------------------------------
    Total interest and dividend income                 6,649     6,213     13,212    12,018
                                                     --------------------------------------
Interest expense:
  Deposits                                             2,816     2,768      5,656     5,383
  Advances from Federal Home Loan Bank of
   Boston                                                872       595      1,693       973
                                                     --------------------------------------
    Total interest expense                             3,688     3,363      7,349     6,356
                                                     --------------------------------------
    Net interest and dividend income                   2,961     2,850      5,863     5,662
Provision for loan losses                                 --        --         --        --
                                                     --------------------------------------
    Net interest and dividend income after
      provision for loan losses                        2,961     2,850      5,863     5,662
                                                     --------------------------------------
Non-interest income:
  Deposit service charges                                106       116        213       232
  Net gains  from sales of investment securities          21       344        184       344
  Other income                                            61        66        122       145
                                                     --------------------------------------
    Total non-interest income                            188       526        519       721
                                                     --------------------------------------
Operating expenses:
  Salaries and employee benefits                       1,081     1,090      2,171     2,144
  Occupancy and equipment                                340       315        637       618
  Data processing service fees                           143        91        271       187
  Professional fees                                      191       188        363       329
  Foreclosure expenses, net                               --         1         --         2
  Goodwill amortization                                   72        72        144       144
  Other expense                                          383       388        735       746
                                                     --------------------------------------
    Total operating expenses                           2,210     2,145      4,321     4,170
                                                     --------------------------------------

    Income before income taxes                           939     1,231      2,061     2,213
Income tax expense                                       375       486        826       862
                                                     --------------------------------------
      Net income                                     $   564   $   745   $  1,235   $ 1,351
                                                     ======================================


Earnings per common share                            $  0.29   $  0.38   $   0.64   $  0.70
                                                     ======================================

Earnings per common share - assuming dilution        $  0.29   $  0.38   $   0.63   $  0.70
                                                     ======================================

Weighted average common shares outstanding             1,937     1,937      1,937     1,937

Weighted average common shares outstanding -
    assuming dilution                                  1,945     1,945      1,950     1,943

See accompanying notes to unaudited consolidated financial statements.


                                             Consolidated Statements of Cash Flows
                                                          (Unaudited)
                                                                                                Six Months Ended
                                                                                                   September 30,
(In Thousands)                                                                             1998                 1997
-----------------------------------------------------------                           -----------------   ------------------
Cash flows from operating activities:
Net income                                                                            $           1,235   $            1,351
Adjustments to reconcile net income to net cash provided
 by operating activities:
  Depreciation and amortization                                                                     284                  232
  Amortization of premiums, fees and discounts                                                      110                  101
  Amortization of goodwill                                                                          144                  144
  Net gains from sales of investment securities                                                    (184)                (344)
Proceeds from sales of loans                                                                         --                  193
Proceeds from sales of real estate acquired by foreclosure                                           --                  141
Increase in accrued interest receivable                                                             (99)                 (90)
Decrease in other assets                                                                             14                  158
Increase in advance payments by borrowers for taxes and insurance                                   253                   77
(Decrease)increase in accrued interest payable                                                     (183)                  63
Decrease in accrued income taxes                                                                   (902)                (213)
Increase(decrease) in accrued expenses and other liabilities                                        137                 (430)
                                                                                      -----------------   ------------------
  Net cash provided by operating activities                                                         809                1,383
                                                                                      ----------------    ------------------

Cash flows from investing activities:

  Principal collected on loans                                                                  56,868                21,739
  Loan originations                                                                            (70,724)              (35,907)
  Purchase of mortgage-backed securities available for sale                                         --               (26,528)
  Principal payments on mortgage-backed securities available                                     8,288                 4,301
   for sale
  Purchase of investment securities available for sale                                            (572)               (1,142)
  Maturities of investment securities available for sale                                         6,100                 3,300
  Proceeds from sales of investment securities available for sale                                  470                 1,082
  Maturities of investment securities held to maturity                                           2,000                    --
  Net (increase)decrease in short-term investments                                              (5,256)                1,908
  Purchase of Stock in Federal Home Loan Bank of Boston                                           (150)                   --
  Purchase of office properties and equipment                                                     (456)                 (409)
                                                                                      ----------------    ------------------
   Net cash used by investing activities                                                        (3,432)              (31,656)
                                                                                      ----------------    ------------------

Cash flows from financing activities:

  Net increase in deposits                                                                         661                20,050
  Proceeds from advances from FHLB of Boston                                                    38,000                44,000
  Payments on advances from FHLB of Boston                                                     (37,000)              (28,000)
  Payments of dividends on common stock                                                           (314)                 (314)
  Amortization of unearned compensation - ESOP                                                       6                    54
                                                                                      ----------------    ------------------
   Net cash provided by financing activities                                                     1,353                35,790
                                                                                      ----------------    ------------------


  Net (decrease)increase in cash and due from banks                                             (1,270)                5,517
  Cash and due from banks at beginning of period                                                 5,718                 3,995
                                                                                      ----------------    ------------------
  Cash and due from banks at end of period                                            $          4,448      $          9,512
                                                                                      ================    ==================

Supplemental disclosure of cash flow information:
 Cash paid during the period for:
  Interest                                                                            $          7,532       $         6,293
  Income taxes                                                                                   1,728                 1,075

Schedule of noncash investing activities:
  Transfer of mortgage loans to real estate acquired by foreclosure                                --                    128


See accompanying notes to unaudited consolidated financial statements.

          Consolidated Statements of Changes in Stockholders' Equity
                                  (Unaudited)


                                                                                          Accumulated
                                                              Additional                     Other        Unearned         Total
                                                    Common     Paid-in       Retained    Comprehensive  Compensation-  Stockholders'
(In Thousands)                                      Stock      Capital        Income         Income          ESOP         Equity
------------------------------------------------------------------------------------------------------------------------------------

Six Months Ended September 30, 1997
-----------------------------------

  Balance at March 31, 1997                         $1,965      $11,159        $21,423          $(156)     $(846)         $33,545
                                                    --------------------------------------------------------------------------------

  Net income                                            --           --          1,351             --         --            1,351
  Other comprehensive income, net of tax:
     Unrealized gains on securities (note 4)            --           --             --            836         --              836
                                                                                                                        ------------
        Comprehensive income                                                                                                2,187
                                                                                                                        ------------

  Dividends paid                                        --           --           (314)            --         --             (314)

  Amortization of unearned compensation - ESOP          --           --             --             --         54               54
                                                    ------------------------------------------------------------------------------
  Balance at September 30, 1997                     $1,965      $11,159        $22,460          $ 680      $(792)         $35,472
                                                    ==============================================================================

Six Months Ended September 30, 1998
-----------------------------------

  Balance at March 31, 1998                            $1,965      $11,159        $23,841          $ 544      $(723)      $36,786
                                                       ---------------------------------------------------------------------------
  Net income                                               --           --          1,235             --         --         1,235
  Other comprehensive loss, net of tax:
     Unrealized losses on securities, net of
      reclassification adjustment (note 4)                 --           --             --           (181)        --          (181)
                                                                                                                        ------------
        Comprehensive income                                                                                                1,054
                                                                                                                        ------------

  Dividends paid                                           --           --           (314)            --         --          (314)

  Amortization of unearned compensation - ESOP             --           --             --             --          6             6
                                                       ---------------------------------------------------------------------------
  Balance at September 30, 1998                        $1,965      $11,159        $24,762          $ 363      $(717)      $37,532
                                                       ===========================================================================

See accompanying notes to unaudited consolidated financial statements.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) BASIS OF PRESENTATION
    ---------------------

     The consolidated financial statements of Central Co-Operative Bank and Subsidiary ("Central Bank" or "Bank") presented herein reflect the operations of Central Co-operative Bank and its subsidiary Central Securities Corporation, a Massachusetts security corporation, which began operations April 1, 1998. The information in this report should be read in conjunction with the financial statements of the Bank as of and for the year ended March 31, 1998, included in the Bank's Annual Report on Form 10-
     K. In the opinion of management, the accompanying unaudited consolidated financial statements reflect all adjustments, consisting of normal recurring adjustments, necessary to fairly present the results for the interim periods presented. Interim results are not necessarily indicative of results to be expected for the entire year.

(2) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK
    -------------------------------------------------

     Commitments to originate loans, unused lines of credit and unadvanced portions of construction loans are agreements to lend to a customer, provided there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the borrower.

     Commitments at September 30, 1998 follow:

       Unused lines of credit.............................................. $11,318,000
       Unadvanced portions of construction loans...........................   2,829,000
       Commitments to originate residential mortgage loans:
           Fixed rate......................................................   2,214,000
           Adjustable rate.................................................   2,392,000

(3) INCOME TAXES
    ------------

     The Bank accounts for income taxes under the asset and liability tax method. Deferred tax assets and liabilities are established for the temporary differences between the financial reporting basis and the tax basis of the Bank's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

  (4) REPORTING COMPREHENSIVE INCOME

         Effective April 1, 1998, the Bank adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income". SFAS 130 establishes standards for reporting and displaying comprehensive income, which is defined as all changes to equity except investments by, and distributions to, shareholders. Net income is a component of comprehensive income, with all other components referred to in the aggregate as other comprehensive income.

         The Bank's other comprehensive income and related tax effect is as follows:


                                                              For the Six Months Ended
            (In Thousands)                                       September 30, 1997
        ------------------------------------------------  ---------------------------------
                                                          Before-Tax   Tax        After-Tax
                                                          Amount       Expense    Amount
                                                          ----------   -------    ---------
        Unrealized gains on securities
          Unrealized holding gains arising during period  $    1,715   $   669    $   1,046

          Less:  reclassification adjustment for
            gains realized in net income                         344       134          210
                                                          ----------   -------    ---------

          Other comprehensive income                      $    1,371   $   535    $     836
                                                          ==========   =======    =========

                                                              For the Six Months Ended
                                                                 September 30, 1998
                                                          ------------------------------------
                                                          Before-Tax  Tax (Benefit)  After-Tax
                                                          Amount        Expense       Amount
                                                          ----------  -------------  ---------
        Unrealized gains on securities
          Unrealized holding losses arising during period $     (108) $         (41) $     (67)

          Less:  reclassification adjustment for
            gains realized in net income                         184             70        114
                                                          ----------  -------------  ---------

          Other comprehensive loss                        $     (292) $        (111) $    (181)
                                                          ==========  =============  =========





c.   The following exhibits are filed with this Report:
     -------------------------------------------------

Number              Description
------              -----------

  4                 Form of Specimen Common Stock Certificate of
                    Central Bancorp, Inc.

 99.1 Central Co-operative Bank Plan of Reorganization and Acquisition

 99.2               Press Release

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CENTRAL BANCORP, INC.



DATE: January 7, 1999         By: /s/John D. Doherty
                                  -----------------------------------
                                  John D. Doherty
                                  President and Chief Executive Officer